                                                                    Exhibit 3.13

                                STATE OF INDIANA

                        OFFICE OF THE SECRETARY OF STATE

                            CERTIFICATE OF EXISTENCE

To Whom These Presents Come, Greeting:

      I, SUE ANNE GILROY, Secretary of State of Indiana, do hereby certify that I am, by virtue of the laws of the State of Indiana, the custodian of the corporate records and the proper official to execute this certificate.

      I further certify that records of this office disclose that

                 NAVTRANS INTERNATIONAL FREIGHT FORWARDING INC

filed Articles of Incorporation on February 24, 1975, and is a corporation duly organized and existing under and by virtue of the laws of the State of Indiana.

      I further certify that this corporation has filed its most recent annual report required by Indiana law with the Secretary of State, or is not yet required to file such annual reports, and that Articles of Dissolution have not been filed.

         [SEAL]                     In Witness Whereof, I have hereunto set my
                                    hand and affixed the seal of the State of
SEAL OF THE STATE OF INDIANA        Indiana, at the City of Indianapolis, this
                                    Sixteenth day of November, 1999.
          1816


                                    /s/ Sue Anne Gilroy
                                    SUE ANNE GILROY, Secretary of State

                                                                 [Illegible
                                                                  Initials]
                                                                 -----------
                                                                   Deputy

Corporate Certificate No. 151
(Sept. 1969)

[LOGO] 3

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                          CERTIFICATE OF INCORPORATION

                                       OF

                   NORTH AMERICAN DISTRIBUTIONS SYSTEMS, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      I, LARRY A. CONRAD, Secretary of State of the State of Indiana, hereby certify that Articles of Incorporation of the above Corporation, in the form prescribed by my office, prepared and signed in duplicate by the incorporator(s), and acknowledged and verified by the same before a Notary Public, have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; that I have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the incorporator(s) or his (their) representatives; all as prescribed by the provisions of the Indiana General Corporation Act, as amended.

      Wherefore, I hereby issue to such Corporation this Certificate of Incorporation, and further certify that its corporate existence has begun.

                  In Witness Whereof, I have hereunto set my hand and affixed
     [SEAL] the seal of the State of Indiana, at the City of Indianapolis, this 24th day of February, 1975

                  --------------------------------------------------------------
                              LARRY A. CONRAD, Secretary of State

                  By
                    ------------------------------------------------------------
                                                                      Deputy

NOTE: This form may now also be used for incorporating pursuant to the Medical Professional Corporation Act, the Dental Professional Corporation Act, and the Professional Corporation Act of 1965, as well as the General Corporation Act. If the corporation is to be formed pursuant to the authority of one of these statutes other than the General Corporation Act, so indicate in the preamble below, by striking the references to the three inappropriate statutes.

                                    APPROVED
                                       AND
                                      FILED
                                   FEB 24 1975

                               /s/ Larry A. Conrad
                                  SECRETARY OF
                                STATE OF INDIANA

Corporate Form No. 101 (Jan. 1974) --Page One

ARTICLES OF INCORPORATION

Larry A. Conrad, Secretary of State of Indiana

Use White Paper--Size 8 1/2 x 11--For Inserts

Filing Requirements--Present 2 Executed Copies to Secretary of State, Room 155,
  State House, Indianapolis 46204

Recording Requirements--Recording of Articles of Incorporation is no longer required by the Indiana General Corporation Act.

                            ARTICLES OF INCORPORATION
                                       OF
                   NORTH AMERICAN DISTRIBUTION SYSTEMS, INC.

      The undersigned incorporator or incorporators, desiring to form a corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/Dental Professional Corporation Act/Professional Corporation Act of 1965), as amended (hereinafter referred to as the "Act",) execute the following Articles of Incorporation.

                                    ARTICLE I
                                      Name

      The name of the Corporation is North American Distribution Systems, Inc.

                                   ARTICLE II
                                    Purposes

      The purposes for which the Corporation is formed are:

      (1) To establish and carry on activities in connection with the warehousing, including cold and dry storage, and distribution of all goods, wares, merchandise and commodities; to maintain, buy, lease, hire, build or otherwise operate buildings, storage houses and conveniences for the care, keeping and transportation of such goods, wares, merchandise and commodities; to issue warehouse receipts and make advances and loans upon the security thereof; and to otherwise acquire, sell, mortgage, pledge, lease, own or manage real or personal property and engage in such activities necessary and incident to the purposes set forth above.

                                                                     Page One(A)

      (2) To buy, sell, hold, take and receive by way of absolute or security title, and own and otherwise deal in merchandise, real and personal property of any and every kind, nature and description.

      (3) To borrow money and to issue, sell, pledge, mortgage or hypothecate any of its real or personal properties to secure such loans.

      (4) To do any and all other things necessary and incident to the foregoing, or to do any and all things otherwise permissible under Title 23, Article I, Chapter 2 of the Indiana Statutes.

                              Corporate Form No. 101--Page Two

                              Prescribed by Larry A. Conrad, Secretary of State
                                (Jan. 1971)

                                   ARTICLE III
                               Period of Existence

      The period during which the Corporation shall continue is perpetual.

                                   ARTICLE IV
                       Resident Agent and Principal Office

      Section 1. Resident Agent. The name and address of the Resident Agent in charge of the Corporation's principal office is
       Lawrence P. Kahn                            P.O. Box 988
--------------------------------------------------------------------------------
            (Name)                       (Number and Street or Building)

      Fort Wayne                        Indiana                   46801
--------------------------------------------------------------------------------
        (City)                          (State)                 (Zip Code)

      Section 2. Principal Office. The post office address of the principal office of the Corporation is

               P. O. Box 411                 New Haven,    Indiana     46801
--------------------------------------------------------------------------------
     (Number and Street or Building)           (City)      (State)   (Zip Code)

                                    ARTICLE V
                                     Shares

Section 1. Number.

A. The total number of shares which the Corporation has authority to issue is 1,000.

B. The number of shares which the corporation designates as having par value is ____ with a par value of $__________.

C. The number of shares which the corporation designates as without par value is 1,000.

Section 2. Terms.

Such shares may be sold by the Corporation for such an amount of consideration as shall, from time to time, be fixed by the Board of Directors. Transfers of shares may be made only upon the books of the Corporation by the holder named in the certificate therefore, or by his attorney duly constituted in writing, and upon surrender of such certificate properly endorsed by such holder; or the secretary when so authorized by the Board of Directors, with or without the surrender of such certificate.

                                                                    Page Two (A)

The Corporation shall have the right to treat the holder of record of any share as a holder in fact thereof, and accordingly, shall not be bound to recognize any equitable or other claims, to, or interest in, such share on the part of any other person, whether or not it shall have express or other notice thereof.

Each share of stock shall be entitled to one vote.

                              Corporate Form No. 101--Page Three

                              Prescribed by Larry A. Conrad, Secretary of State
                                (Jan. 1971)

                                   ARTICLE VI
                      Requirements Prior To Doing Business

      The Corporation will not commence business until consideration of the value of at least $1,000.00 (one thousand dollars) has been received for the issuance of shares.

                                   ARTICLE VII
                                   Director(s)

      Section 1. Number of Directors. The initial Board of Directors is composed of three member(s). The number of directors may be from time to time fixed by the By-Laws of the Corporation at any number. In the absence of a By-Law fixing the number of directors, the number shall be three.

      Section 2. Names and Post Office Addresses of the Director(s). The name(s) and post office address(es) of the initial Board of Director(s) of the Corporation is (are):

       Name           Number and Street or Building    City      State  Zip Code
       ----           -----------------------------    ----      -----  --------
Robert G. Dettmer            P. O. Box 988          Fort Wayne, Indiana  46801
Kenneth W. Maxfield          P. O. Box 988          Fort Wayne, Indiana  46801
Jack E. Schang               P. O. Box 988          Fort Wayne, Indiana  46801

      Section 3. Qualifications of Directors. (If Any):

            none

                              Corporate Form No. 101--Page Four

                              Prescribed by Larry A. Conrad, Secretary of State
                                (Jan. 1971)

                                  ARTICLE VIII
                                 Incorporator(s)

      The name(s) and post office address(es) of the incorporator(s) of the Corporation is (are):

       Name        Number and Street or Building     City      State    Zip Code
       ----        -----------------------------     ----      -----    --------

Lawrence P. Kahn          P. O. Box 988           Fort Wayne,  Indiana   46801

                                   ARTICLE IX
                      Provisions for Regulation of Business
                      and Conduct of Affairs of Corporation

Both shareholders and directors shall have the power to make, alter, amend, or repeal the bylaws of the Corporation. Meetings of shareholders may be held either within or without the State of Indiana if the bylaws so provide. The books of the Corporation, except the duplicate stock register or transfer book, may be kept either within or without the State of Indiana, at such place or places as may be from time to time designated by the Board of Directors.

The Corporation reserves the right to alter, amend, change, or repeal any provisions contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights confined upon shareholders herein are granted subject to this reservation.

                              Corporate Form No. 101--Page Five

                              Prescribed by Larry A. Conrad, Secretary of State
                                (Jan. 1971)

      IN WITNESS WHEREOF, the undersigned, being the incorporator(s) designated in Article VIII, execute these Articles of Incorporation and certify to the truth of the facts herein stated, this 12th day of February, 1975.


                                                  /s/ Lawrence P. Kahn
------------------------------------       -------------------------------------
        (Written Signature)                        (Written Signature)


                                                      Lawrence P. Kahn
------------------------------------       -------------------------------------
        (Printed Signature)                          (Printed Signature)


                                           -------------------------------------
                                                     (Written Signature)


                                           -------------------------------------
                                                     (Printed Signature)

STATE OF INDIANA )
                 ) ss:
COUNTY OF Allen  )

      I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that Lawrence P. Kahn, being the incorporator referred to in Article VIII of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

      Witness my hand and Notarial Seal this 12th day of February, 1975


                                                   /s/ Betty Jeanne Eggman
                                           -------------------------------------
                                                     (Written Signature)

                                                     Betty Jeanne Eggman
                                           -------------------------------------
                                                     (Printed Signature)

My Commission Expires:                                 Notary Public

      May 6, 1975

      This instrument was prepared by Martin A. Weissert, Attorney at Law,
                                      ------------------
                                            (Name)

        P. O. Box 988               Fort Wayne,       Indiana        46801
--------------------------------------------------------------------------------
(Number and Street or Building)       (City)          (State)      (Zip Code)

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                         CERTIFICATE OF AMENDED ARTICLES
                                       OF

DEC 15 1981

MICROFILMED

                   NORTH AMERICAN DISTRIBUTION SYSTEMS, INC.
--------------------------------------------------------------------------------

      I, EDWIN J. SIMCOX, Secretary of State of Indiana, hereby certify that Amended Articles of Incorporation for the above Corporation, have been filed, in the form prescribed by my office, prepared and signed in duplicate in accordance with Chapter Four of the Indiana General Corporation Act (IC 23-1-4).

Now, therefore, upon due examination, I find that the Amended Articles of Incorporation conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

                  In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis,
     [SEAL]       this 1st day of December, 1981


                  --------------------------------------------------------------
                              EDWIN J. SIMCOX, Secretary of State

                  By
                  --------------------------------------------------------------
                                                                     Deputy

NOTE: This form may now also be used by corporations formed pursuant to the Medical Professional Corporation Act, the Dental Professional Corporation Act, and the Professional Corporation Act of 1965, as well as those formed pursuant to the General Corporation Act. If the corporation is to be formed pursuant to the authority of one of these statute other than the General Corporation Act, so indicate in the preamble below, by striking the references to the three inappropriate statutes.

                                    APPROVED
                                       AND
                                      FILED
                                   DEC 01 1981

                               /s/ Edwin J. Simcox
                          SECRETARY OF STATE OF INDIANA

Corporate Form No. 103 (Jan. 1974) --Page One

AMENDED ARTICLES (Completely superseding existing Articles)

Prescribed by Larry A. Conrad, Secretary of State of Indiana

Use White Paper--Size 8 1/2 x 11--for Inserts

Filing Requirements--Present 2 Executed Copies to Secretary of State, Room 155,
  State House, Indianapolis 46204

Recording Requirements--Not required. However, if the name of the Corporation is changed by these Articles, a certified Certificate of Amended Articles must be filed with the County Recorder of every County where the Corporation owns real property in Indiana.

                       AMENDED ARTICLES OF INCORPORATION
                                       OF

                   NORTH AMERICAN DISTRIBUTION SYSTEMS, INC.

      The undersigned officers of NORTH AMERICAN DISTRIBUTION SYSTEMS, INC. (hereinafter referred to as the "Corporation") existing pursuant to the provisions of The Indiana General Corporation Act (Medical Professional Corporation Act/Dental Professional Corporation Act/ Professional Corporation Act of 1965), as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating certain Amendments of its Articles of Incorporation by the adoption of new Amended Articles of Incorporation to supersede and take the place of its heretofore existing Articles of Incorporation, certify the following facts:

                                   ARTICLE I
                          Text of the Amended Articles

      The exact text of the entire Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the "Amended Articles"), now is as follows:

                  SEE ATTACHED ARTICLES OF INCORPORATION OF NORTH AMERICAN DISTRIBUTION SYSTEMS, INC.

NOTE: This form may now also be used for incorporating pursuant to the Medical Professional Corporation Act, the Dental Professional Corporation Act, and the Professional Corporation Act of 1965, as well as the General Corporation Act. If the corporation is to be formed pursuant to the authority of one of these statutes other than the General Corporation Act, so indicate in the preamble below by striking the references to the three inappropriate statutes. Professional Accounting Corporations are considered to be formed pursuant to the authority of the Indiana General Corporation Act, but subject to the provisions of IC 23-1-13.5, and appropriate statutory reference should be made in the preamble or Article II below.

Corporate Form No. 101 (Jan. 1977)--Page One

ARTICLES OF INCORPORATION

Edwin J. Simcox, Secretary of State of Indiana

Use White Paper--Size 8 1/2 x 11--For Inserts

Filing Requirements--Present 2 originally signed and fully executed copies to Secretary of State, Room 155, State House, Indianapolis 46204

Recording Requirements--Recording of Articles of Incorporation in the Office of the County Recorder is no longer required by the Indiana General Corporation Act.

                            ARTICLES OF INCORPORATION
                                       OF
                   NORTH AMERICAN DISTRIBUTION SYSTEMS, INC.

      The undersigned incorporator or incorporators, desiring to form a corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/Dental Professional Corporation Act/Professional Corporation Act of 1965), as amended (hereinafter referred to as the "Act"), execute the following Articles of Incorporation.

                                    ARTICLE I
                                      Name

      The name of the Corporation is North American Distribution Systems, Inc.

                                   ARTICLE II
                                    Purposes

      The purposes for which the Corporation is formed are:

(1) To establish and carry on any and all activities in connection with, and to make any and all arrangements for, the warehousing (including cold and dry storage), transportation, and distribution of goods, wares, merchandise and commodities of all kinds, in intrastate, interstate, or foreign commerce ("activities"); to maintain, buy, lease, hire, build or otherwise operate offices, buildings, storage houses, equipment and conveniences for the conduct of the activities; to issue warehouse receipts and make advances and loans upon the security thereof and to issue, prepare, process, or handle any and all documents connected with the activities; and to otherwise acquire, sell, mortgage, pledge, lease, own or manage real or personal property and engage in any and all

State Form 4159

                                                                      Page One A

actions necessary and incident to the conduct of the activities.

(2) To buy, sell, hold, take and receive by way of absolute or security title and own and otherwise deal in merchandise, real or personal property of any and every kind, nature and description.

(3) To borrow money and to issue, sell, pledge, mortgage or hypotecate any of its real or personal properties to secure such a loan.

(4) To do any and all other things necessary and incident to the foregoing, or to do any and all things otherwise permissible under Title 23, Article I, Chapter 2 of the Indiana Statutes.

                              Corporate Form No. 101--Page Two

                              Prescribed by Edwin J. Simcox, Secretary of State
                                (Jan. 1977)

                                   ARTICLE III
                               Period of Existence

      The period during which the Corporation shall continue is perpetual.

                                   ARTICLE IV
                       Resident Agent and Principal Office

      Section 1. Resident Agent. The name and address of the Corporation's Resident Agent for service of process
is   C T Corporation System               1011 Merchants Bank Building
   -----------------------------------------------------------------------------
            (Name)                       (Number and Street or Building)

     Indianapolis,                      Indiana                   46204
--------------------------------------------------------------------------------
        (City)                          (State)                 (Zip Code)

      Section 2. Principal Office. The post office address of the principal office of the Corporation is

               P. O. Box 988,               Fort Wayne,    Indiana     46801
--------------------------------------------------------------------------------
     (Number and Street or Building)          (City)       (State)   (Zip Code)

                                    ARTICLE V
                                Authorized Shares

Section 1. Number of Shares:

The total number of shares which the Corporation is to have authority to issue is 1,000.

A. The number of authorized shares which the corporation designates as having par value is __________ with a par value of $__________.

B. The number of authorized shares which the corporation designates as without par value is 1,000.

Section 2. Terms of Shares (if any):

Such shares may be sold by the Corporation for such an amount of consideration as shall, from time to time, be fixed by the Board of Directors. Transfers of shares may be made only upon the books of the Corporation by the holder named in the certificate therefor, or by his attorney duly constituted in writing, and upon surrender of such certificate properly endorsed by such holder; or the secretary when so authorized by the Board of Directors, with or without the surrender of such certificate.

                                                                    Page Two (A)

The Corporation shall have the right to treat the holder of record of any share as a holder in fact thereof, and accordingly, shall not be bound to recognize any equitable or other claims, to, or interest in, such share on the part of any other person, whether or not it shall have express or other notice thereof.

Each share of stock shall be entitled to one vote.

                              Corporate Form No. 101--Page Three

                              Prescribed by Edwin J. Simcox, Secretary of State
                                (Jan. 1977)

                                   ARTICLE VI
                      Requirements Prior To Doing Business

      The Corporation will not commence business until consideration of the value of at least $1,000 (one thousand dollars) has been received for the issuance of shares.

                                   ARTICLE VII
                                   Director(s)

      Section 1. Number of Directors. The initial Board of Directors is composed of three member(s). The number of directors may be from time to time fixed by the By-Laws of the Corporation at any number. In the absence of a By-Law fixing the number of directors, the number shall be three.

      Section 2. Names and Post Office Addresses of the Director(s). The name(s) and post office address(es) of the initial Board of Director(s) of the Corporation is (are):

       Name           Number and Street or Building     City     State  Zip Code
       ----           -----------------------------     ----     -----  --------
Kenneth W. Maxfield,         P. O. Box 988           Fort Wayne,   IN     46801
Martin A. Weissert,          P. O. Box 988           Fort Wayne,   IN     46801
B. Wade Monroe,              P. O. Box 988           Fort Wayne,   IN     46801

      Section 3. Qualifications of Directors (if any):

            None.

                              Corporate Form No. 101--Page Four

                              Prescribed by Edwin J. Simcox, Secretary of State
                                (Jan. 1977)

                                  ARTICLE VIII
                                 Incorporator(s)

      The name(s) and post office address(es) of the incorporator(s) of the Corporation is (are):

       Name           Number and Street or Building     City     State  Zip Code
       ----           -----------------------------     ----     -----  --------

Kenneth W. Maxfield,         P. O. Box 988           Fort Wayne,   IN     46801
Margaret S. Vegeler,         P. O. Box 988           Fort Wayne,   IN     46801

                                   ARTICLE IX
                      Provisions for Regulation of Business
                      and Conduct of Affairs of Corporation

          ("Powers" of the Corporation, its directors or shareholders)

Both shareholders and directors shall have the power to make, alter, amend, or repeal the by-laws of the Corporation. Meetings of shareholders may be held either within or without the State of Indiana if the bylaws so provide. The books of the Corporation, except the duplicate stock register or transfer book, may be kept either within or without the State of Indiana, at such place or places as may be from time to time designated by the Board of Directors.

The Corporation reserves the right to alter, amend, change, or repeal any provisions contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights confined upon shareholders herein are granted subject to this reservation.

                              Corporate Form No. 101--Page Five

                              Prescribed by Edwin J. Simcox, Secretary of State
                                (Jan. 1977)

      IN WITNESS WHEREOF, the undersigned, being all of the incorporator(s) designated in Article VIII, execute(s) these Articles of Incorporation and certify to the truth of the facts herein stated, this 25th day of November, 1981.


      /s/ Kenneth W. Maxfield                    /s/ Margaret S. Vegeler
------------------------------------       -------------------------------------
        (Written Signature)                        (Written Signature)


        Kenneth W. Maxfield                         Margaret S. Vegeler
------------------------------------       -------------------------------------
        (Printed Signature)                         (Printed Signature)


                                           -------------------------------------
                                                     (Written Signature)


                                           -------------------------------------
                                                     (Printed Signature)

STATE OF INDIANA )
                 ) ss:
COUNTY OF Allen  )

      I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that Kenneth W. Maxfield and Margaret S. Vegeler, being all of the incorporator(s) referred to in Article VIII of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

      Witness my hand and Notarial Seal this 25th day of November, 1981.


                                                    /s/ Janet L. Bredeweg
                                           -------------------------------------
                                                     (Written Signature)

                                                      Janet L. Bredeweg
                                           -------------------------------------
                                                     (Printed Signature)

My Commission Expires:                                 Notary Public

      6/4/83

This instrument was prepared by Bruce W. Boyarko, Attorney at Law,
                                ----------------
                                     (Name)

   5001 U.S. Highway 30 West,       Fort Wayne,         IN            46818
--------------------------------------------------------------------------------
(Number and Street or Building)       (City)          (State)      (Zip Code)

                              Corporate Form No. 103--Page Two

                              Prescribed by Larry A. Conrad, Secretary of State
                                (Sept. 1969)

                                   ARTICLE II
                          Manner of Adoption and Vote

Section 1. Action by Directors (select appropriate paragraph).

      (a) The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on ________________________, 19__, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amended Articles that the provisions and terms of Article ______ of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such shareholders, to be held ________________________, 19__, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

      (b) By written consent executed on October 1, 1981, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the corporation entitled to vote in respect of the Amended Articles, that the provisions and terms of Article ______ of its Articles of Incorporation be amended so as to read as set forth in the Amended Articles, and a meeting of such shareholders was called to be held October 23, 1981, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

      Section 2. Action by Shareholders (select appropriate paragraph).

      (a) The Shareholders of the Corporation entitled to vote in respect of the Amended Articles, at a meeting thereof, duly called, constituted and held on ________________________, 19__, at which________________________________________

________________________________________________________________________________

________________________________________________________________________________
were present in person or by proxy, adopted the Amendments.

      The holders of the following classes of shares were entitiled to vote as a class in respect of the Amendments:

      (1)

      (2)

      (3)

                              Corporate Form No. 103--Page Three

                              Prescribed by Larry A. Conrad, Secretary of State
                                (Sept. 1969)

      The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

                               Total         Shares Entitled to Vote as a Class
                               -----          (1)           (2)           (3)

Shares entitled to vote:     _________     _________     _________     _________

Shares voted in favor:       _________     _________     _________     _________

Shares voted against:        _________     _________     _________     _________

      (b) By written consent executed on October 23, 1981, signed by the holders of __ shares of the Corporation, being all of the shares of the Corporation entitled to vote in respect of the Amendments, the Shareholders adopted the Amended Articles.

      Section 3. Compliance with Legal Requirements.

      The manner of the adoption of the Amended Articles, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                  ARTICLE III
             Statement of Changes Made With Respect to Any Increase
                 In The Number of Shares Heretofore Authorized

                              Corporate Form No. 103--Page Four

                              Prescribed by Larry A. Conrad, Secretary of State
                                (Sept. 1969)

      IN WITNESS WHEREOF, the undersigned officers execute these Amended Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 25th day of November, 1981.


     /s/ Kenneth W. Maxfield                     /s/ Margaret S. Vegeler
-----------------------------------     ----------------------------------------
       (Written Signature)                         (Written Signature)

      Kenneth W. Maxfield                          Margaret S. Vegeler
-----------------------------------     ----------------------------------------
      (Printed Signature)                          (Printed Signature)

President of                            Secretary of
North American Distribution             North American Distributions Systems,
  Systems, Inc.                           Inc.
-----------------------------------     ----------------------------------------
      (Name of Corporation)                      (Name of Corporation)

STATE OF INDIANA   }
                   } SS:
COUNTY OF Allen    }

      I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that Kenneth W. Maxfield, the President, and Margaret S. Vegeler, the Secretary of North American Distribution Systems, Inc. the officers executing the foregoing Amended Articles of Incorporation, personally appeared before me, acknowledged the execution thereof, and swore to the truth of the facts therein stated.

      Witness my hand and Notarial Seal this 25th day of November, 1981.


                                                    /s/ Janet L. Bredeweg
                                           -------------------------------------
                                                     (Written Signature)

                                                      Janet L. Bredeweg
                                           -------------------------------------
                                                     (Printed Signature)

My Commission Expires:                                 Notary Public

      6/4/83

This instrument was prepared by Bruce W. Boyarko, Attorney at Law,
                                ----------------
                                     (Name)

   5001 U.S. Highway 30 West,       Fort Wayne,         IN            46818
--------------------------------------------------------------------------------
(Number and Street or Building)       (City)          (State)      (Zip Code)

State Form 39079
SS-CS1
Rev. 12-79

                                                                     JAN 19 1982
                                                                     MICROFILMED

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                          CERTIFICATE OF ASSUMED NAME

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office by

NORTH AMERICAN DISTRIBUTION SYSTEMS, INC.

an Indiana corporation, a certificate that said corporation is doing business under the assumed business name(s) of:

NAVTRANS INTERNATIONAL FREIGHT FORWARDING

said certificate having been prepared and signed in accordance with the requirements of Indiana law, and having been filed with the Office of the Recorder of ALLEN County;

WHEREAS, upon due examination, I find that the same conforms to law; NOW THEREFORE, I, EDWIN J. SIMCOX, hereby certify that I have this day endorsed my approval on such certificate of assumed business name, and having received the fees required by law, have filed such certificate in this office bearing the endorsement of my approval of said assumed business name.

                            In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the
         [SEAL]             City of Indianapolis, this 28th day of
                            December, 1981


                            ----------------------------------------------------
                            EDWIN J. SIMCOX                   Secretary of State

                            By
                            ----------------------------------------------------
                                                                     Deputy

                                    APPROVED
                                      AND
                                     FILED
                                  DEC 28 1981
                              /s/ Edwin J. Simcox
                         SECRETARY OF STATE OF INDIANA

STATE OF INDIANA, ALLEN COUNTY, SS:     81-24854

                                        Recorder's Office.

I, Virginia L. Young, Recorder in and for said County, do hereby certify that the above is a true and complete copy of the record of a Certificate of Use of Assumed Name from North American Distribution Systems, Inc. to NAVTRANS International Freight Forwarding as the same appears on the Records of this office in _________________________ Document No. 81-24853, of which record I am the lawful custodian.

Book No. _________________ Page __________________

                      WITNESS my hand and official seal, at Fort Wayne, Indiana, this 16th day of December A.D. 1981
                                        /s/ Virginia L. Young
                      ----------------------------------------------------------
                                   Recorder Allen County, Indiana.

1981 DEC [ILLEGIBLE] [ILLEGIBLE]                     81-24853
 ALLEN COUNTY RECORDER                               APPROVED
 /s/ Virginia L. Young                                 AND
                                                      FILED
                                                   DEC 28 1981
(For Use By Corporation)                       /s/ Edwin J. Simcox      Recorder
                                          SECRETARY OF STATE OF INDIANA Form 1

                          CERTIFICATE OF ASSUMED NAME
                        (Filed Pursuant to Burns 50-201)

      It is hereby certified that

                         North American Distribution Systems, Inc.
           --------------------------------------------------------------------
                                  (Name of Corporation)

           a             Indiana           Corporation
             -----------------------------
             (State in which Incorporated)

with its principal office at

           5001 U. S. Highway 30 West

           Fort Wayne, Indiana 46818

is conducting business under the following name(s) other than as shown by its Articles of Incorporation, to wit:

NAVTRANS International Freight Forwarding

      WITNESS my hand and the seal of said corporation this 14th day of December, 1981.

                                       North American Distribution Systems, Inc.
                                       -----------------------------------------
                                                 (Name of Corporation)


(Corporate Seal)                       By: /s/ B. Wade Monroe
                                           -------------------------------------
                                                  (Signature of Officer)

ATTEST:                                            /s/ B. Wade Monroe
                                           -------------------------------------
                                                       (Name Typed)

/s/ Margaret s. Vegeler
-----------------------------------        -------------------------------------
                                                       (Name Typed)

Margaret S. Vegeler     , Secretary            Treasurer
------------------------                   -------------------------------------
     (Name Typed)                                         (Title)

STATE OF INDIANA   }
                   } SS:
COUNTY OF ALLEN    }

      B. Wade Monroe, whose signature appears above, being first duly sworn upon his oath, says that he has personal knowledge of the above stated facts and that they and each of them are true.


                              (Signed) /s/ B. Wade Monroe
                                       -----------------------------------------

      Subscribed and sworn to before me, a notary public, in and for said county and state this 14th day of December, 1981.


(Notary Seal)                          /s/ Betty Jeanne Eggman
                                       -----------------------------------------

MY COMMISSION EXPIRES:                           Betty Jeanne Eggman
        May 8, 1983                    -----------------------------------------
---------------------------------                   (Name Typed)
                                                   NOTARY PUBLIC
                                             A Resident of Allen County.
--------------------------------------------------------------------------------

      I, Virginia L. Young, RECORDER OF ALLEN COUNTY, Allen County, Indiana, hereby certify that the above and foregoing is a true, full and correct copy of a certain Certificate of Use of Assumed Name filed by North American Distribution Systems, Inc., an Indiana Corporation, as the same appears and remains in the records of my office. Witness my hand and the seal of my office this 16th day of December, 1981.

                                                /s/ Virginia L. Young
                                       -----------------------------------------
                                       RECORDER OF ALLEN COUNTY,
                                       INDIANA

Form SSC-32
State Form 37020

                                                                     JAN 14 1983

                                                                     MICROFILMED

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT
                                       OF

                   NORTH AMERICAN DISTRIBUTION SYSTEMS, INC.
--------------------------------------------------------------------------------

      I, EDWIN J. SIMCOX, Secretary of State of Indiana, hereby certify that Articles of Amendment for the above Corporation have been filed in the form prescribed by my office, prepared and signed in duplicate in accordance with Chapter Four of the Indiana General Corporation Act (IC 23-1-4). The name is amended to:

                NAVTRANS INTERNATIONAL FREIGHT FORWARDING, INC.

      NOW, THEREFORE, upon due examination, I find that the Articles of Amendment conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

                  In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis,
     [SEAL]       this 27th day of December, 1982


                  --------------------------------------------------------------
                              EDWIN J. SIMCOX, Secretary of State

                  By
                  --------------------------------------------------------------
                                                                     Deputy

                                    APPROVED
                                       AND
                                      FILED
                                   DEC 27 1982

                               /s/ Edwin J. Simcox
                          SECRETARY OF STATE OF INDIANA

Corporate Form No. 102 (Jan. 1971)--Page One

ARTICLES OF AMENDMENT (Amending Individual Articles Only)

Prescribed by Larry A. Conrad, Secretary of State of Indiana

Use Size 8 1/2 x 11 White Paper for Inserts

Filing Requirements--Present 2 Executed Copies to Secretary of State, Room 155,
  State House, Indianapolis 46204

Recording Requirements--Not Required. However, if the name of the Corporation is changed by these Articles, a certified Certificate of Amendment must be filed with the County Recorder of every County where the Corporation owns real property in Indiana.

                             ARTICLES OF AMENDMENT
                                     OF THE
                           ARTICLES OF INCORPORATION
                                       OF

                   North American Distribution Systems, Inc.

      The undersigned officers of North American Distribution Systems, Inc. (hereinafter referred to as the "Corporation") existing pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                                   ARTICLE I
                              Text of the Amendment

      The exact text of Article(s) I of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the "Amendments"), now is as follows:

      Article I

      The name of the corporation is NAVTRANS International Freight Forwarding, Inc.

                              Corporate Form No. 102 (Jan. 1971)--Page Two

                              Prescribed by Larry A. Conrad, Secretary of State
                                of Indiana

                                   ARTICLE II
                          Manner of Adoption and Vote

Section 1. Action by Directors (select appropriate paragraph).

      (a) The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on ________________________, 19__, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect the Amendments that the provisions and terms of Article ______ of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such shareholders, to be held ________________________, 19__, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

      (b) By written consent executed on October 4, 1982, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments, that the provisions and terms of Article of its Articles of Incorporation be amended so as to read as set forth in the Amendments, and a meeting of such shareholders was called to be held October 25, 1982, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

      Section 2. Action by Shareholders (select appropriate paragraph).

      (a) The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on ________________________, 19__, at which _______________________________________

________________________________________________________________________________

________________________________________________________________________________
were present in person or by proxy, adopted the Amendments.

      The holders of the following classes of shares were entitiled to vote as a class in respect of the Amendments:

      (1)

      (2)

      (3)

                              Corporate Form No. 102 (Jan. 1971)--Page Three

                              Prescribed by Larry A. Conrad, Secretary of State
                                of Indiana

      The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

                               Total         Shares Entitled to Vote as a Class
                               -----           (as listed immediately above)
                                               -----------------------------

                                              (1)           (2)           (3)

Shares entitled to vote:     _________     _________     _________     _________

Shares voted in favor:       _________     _________     _________     _________

Shares voted against:        _________     _________     _________     _________

      (b) By written consent executed on October 25, 1982, signed by the holders of 1,000 shares of the Corporation, being all of the shares of the Corporation entitled to vote in respect of the Amendments, the Shareholders adopted the Amendments.

      Section 3. Compliance with Legal Requirements.

      The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                  ARTICLE III
             Statement of Changes Made With Respect to Any Increase
                 In The Number of Shares Heretofore Authorized

Aggregate Number of Shares
      Previously Authorized              ____________

Increase                                 ____________

Aggregate Number of Shares
      To Be Authorized After Effect of This Amendment      ____________

                              Corporate Form No. 102 (Jan. 1971--Page Four

                              Prescribed by Larry A. Conrad, Secretary of State
                                of Indiana

      IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 7th day of December, 1982.


     /s/ Kenneth W. Maxfield                     /s/ Margaret S. Vegeler
-----------------------------------     ----------------------------------------
       (Written Signature)                         (Written Signature)

      Kenneth W. Maxfield                          Margaret S. Vegeler
-----------------------------------     ----------------------------------------
      (Printed Signature)                          (Printed Signature)

President of                            Secretary of
North American Distribution             North American Distribution Systems,
  Systems, Inc.                           Inc.
-----------------------------------     ----------------------------------------
      (Name of Corporation)                      (Name of Corporation)

STATE OF INDIANA   }
                   } SS:
COUNTY OF Allen    }

      I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that Kenneth W. Maxfield, the President, and Margaret S. Vegeler, the Secretary of North American Distribution Systems, Inc., the officers executing the foregoing Articles of Amendment of the Articles of Incorporation, personally appeared before me, acknowledged the execution thereof, and swore to the truth of the facts therein stated.

      Witness my hand and Notarial Seal this 7th day of December, 1982.


                                                    /s/ Carol J. Korte
                                            -----------------------------------
                                                    (Written Signature)

                                                       Carol J. Korte
                                            -----------------------------------
                                                    (Printed Signature)

My Commission Expires:                                 Notary Public

             7/15/86
------------------------------------
                                            COUNTY OF RESIDENCE: Allen

This instrument was prepared by          Mark J. Fritz        , Attorney at Law,
                                ------------------------------
                                            (Name)

P.O. Box 988                         Fort Wayne       Indiana           46801
--------------------------------------------------------------------------------
(Number and Street or Building)        (City)         (State)         (Zip Code)

Form SSC-32
State Form 37020

                                                                     JUL 12 1985

                                                                     MICROFILMED

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT
                                       OF

                NAVTRANS INTERNATIONAL FREIGHT FORWARDING, INC.

      I, EDWIN J. SIMCOX, Secretary of State of Indiana, hereby certify that Articles of Amendment for the above Corporation have been filed in the form prescribed by my office, prepared and signed in duplicate in accordance with Chapter Four of the Indiana General Corporation Act (IC 23-1-4).

      NOW, THEREFORE, upon due examination, I find that the Articles of Amendment conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

                  In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis,
     [SEAL]       this 2nd day of July, 1985


                  --------------------------------------------------------------
                              EDWIN J. SIMCOX, Secretary of State

                  By
                  --------------------------------------------------------------
                                                                     Deputy

NOTE: This form may now also be used for amending pursuant to the Medical Professional Corporation Act, the Dental Professional Corporation Act, and the Professional Corporation Act of 1965, as well as the General Corporation Act. If the corporation was formed pursuant to the authority of one of these statutes other than the General Corporation Act, so indicate in the preamble below by striking the references to the three inappropriate statutes. Professional Accounting Corporations are considered to be formed pursuant to the authority of the Indiana General Corporation Act, but subject to the provisions of IC 23-1-13.5, and appropriate statutory reference should be made in the preamble or Article I below.

                                    APPROVED
                                      AND
                                     FILED
                                  JUL 02 1985
                              /s/ Edwin J. Simcox
                         SECRETARY OF STATE OF INDIANA

State Form 38333

Corporate Form No. 102 (Oct. 1977) -- Page One

ARTICLES OF AMENDMENT (Amending Individual Articles Only)

Prescribed by Edwin J. Simcox, Secretary of State of Indiana

Use Size 8 1/2 x 11 White Paper for Inserts

Filing Requirements--Present 2 originally signed and fully executed copies to Secretary of State, Room 155, State House, Indianapolis 46204

Recording Requirements--Recording of Articles of Amendment in the Office of the County Recorder is generally no longer required by the Indiana General Corporation Act. However, if the name of the corporation is changed by this amendment, a certified copy of the Certificate of Amendment must be filed with the Recorder of every county in which the corporation owns real estate.

                             ARTICLES OF AMENDMENT
                                     OF THE
                           ARTICLES OF INCORPORATION
                                       OF
                NAVTRANS INTERNATIONAL FREIGHT FORWARDING, INC.

      The undersigned officers of NAVTRANS International Freight Forwarding, Inc. (hereinafter referred to as the "Corporation") existing pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/Dental Professional Corporation Act/Professional Corporation Act of 1965), as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

                                   ARTICLE I
                              Text of the Amendment

      The exact text of Article(s) II of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the "Amendments"), now is as follows:

      See Insert Number 1.

                                                                 Insert Number 1

(1) To establish and carry on any and all activities in connection with, and to make any and all arrangements for, the warehousing (including cold and dry storage), transportation, and distribution of goods, wares, merchandise, and commodities of all kinds, in intrastate, interstate, or foreign commerce ("activities"); to maintain, buy, lease, hire, build or otherwise operate offices, buildings, storage houses, equipment and conveniences for the conduct of the activities; to issue warehouse receipts and make advances and loans upon the security thereof and to issue, prepare, process, or handle any and all documents connected with the activities; and to otherwise acquire, sell, mortgage, pledge, lease, own or manage real or personal property and engage in any and all actions necessary and incident to the conduct of the activities.

(2) To establish and carry on any and all activities in connection with the transaction of corporate customhouse brokerage business ("activities") in compliance with all applicable state and federal laws, licensing procedures and regulations; to maintain, buy, lease, hire, build or otherwise operate offices, buildings, storage houses, equipment and conveniences for the conduct of activities; to issue, prepare, process, or handle any and all documents connected with the activities, and to otherwise acquire, sell, mortgage, pledge, lease, own or manage real or personal property and engage in any and all actions necessary and incident to the conduct of the activities.

(3) To buy, sell, hold, take and receive by way of absolute or security title and own and otherwise deal in merchandise, real or personal property of any and every kind, nature and description.

(4) To borrow money and to issue, sell, pledge, mortgage or hypothecate any of its real or personal properties to secure such a loan.

(5) To do any and all other things necessary and incident to the foregoing, or to do any and all things otherwise permissible under Title 23, Article I, chapter 2 of the Indiana Statutes.

                                  Corporate Form No. 102 (Oct. 1979) -- Page Two

                                   ARTICLE II
                          Manner of Adoption and Vote

Section 1. Action by Directors (select appropriate paragraph).

      (a) The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on ________________________, 19__, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments that the provisions and terms of Article(s) ______ of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such shareholders, to be held ________________________, 19__, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

      (b) By written consent executed on June 28, 1985, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the corporation entitled to vote in respect of the Amendments, that the provisions and terms of Articles of its Articles of Incorporation be amended so as to read as set forth in the Amendments, and a meeting of such shareholders was called to be held June 28, 1985, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

      Section 2. Action by Shareholders (select appropriate paragraph).

      (a) The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on ________________________, 19__, at which a quorum of such shareholders was present, adopted the Amendments.

      The holders of the following classes of shares were entitiled to vote as a class in respect of the Amendments:

      (1)

      (2)

      (3)

                                Corporate Form No. 102 (Oct. 1979) -- Page Three

      The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

                               Total         Shares Entitled to Vote as a Class
                               -----           (as listed immediately above)
                                               -----------------------------
                                              (1)           (2)           (3)

Shares entitled to vote:     _________     _________     _________     _________

Shares voted in favor:       _________     _________     _________     _________

Shares voted against:        _________     _________     _________     _________

      (b) By written consent executed on June 28, 1985, signed by the holders of all shares of the Corporation, being all of the shares of the Corporation entitled to vote in respect of the Amendments, the Shareholders adopted the Amendments.

      Section 3. Compliance with Legal Requirements.

      The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

                                  ARTICLE III
             Statement of Changes Made With Respect to Any Increase
                 In The Number of Shares Heretofore Authorized

Aggregate Number of Shares
      Previously Authorized                                ____________

Increase (indicate "0" or "N/A" if no increase)                 N/A

Aggregate Number of Shares
      To Be Authorized After Effect of This Amendment      ____________

                                 Corporate Form No. 102 (Oct. 1979) -- Page Four

      IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 28th day of June, 1985.


     /s/ Kenneth W. Maxfield                     /s/ Margaret S. Vegeler
-----------------------------------     ----------------------------------------
       (Written Signature)                         (Written Signature)

      Kenneth W. Maxfield                          Margaret S. Vegeler
-----------------------------------     ----------------------------------------
      (Printed Signature)                          (Printed Signature)

President or Vice President             Secretary or Assistant Secretary

STATE OF INDIANA   }
                   } SS:
COUNTY OF Allen    }

      I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that K.
W. Maxfield, the President, and Margaret S. Vegeler, the Secretary of the Corporation, the officers executing the foregoing Articles of Amendment of the Articles of Incorporation, personally appeared before me, acknowledged the execution thereof, and swore or attested to the truth of the facts therein stated.

      Witness my hand and Notarial Seal this 28 day of June, 1985.


                                            /s/ Necia D. Stucker
                                            -----------------------------------
                                                    (Written Signature)

                                            Necia D. Stucker
                                            -----------------------------------
                                                    (Printed Signature)
                                                       NOTARY PUBLIC

My Commission Expires:                      My County of Residence is:

    9-28-87                                     Allen

This instrument was prepared by                               , Attorney at Law,
                               -------------------------------
                                            (Name)

--------------------------------------------------------------------------------
(Number and Street or Building)        (City)         (State)         (Zip Code)